             				       SECURITIES AND EXCHANGE COMMISSION
					                        Washington, D.C.  20549

                         						     Form 8-A

For Registration of Certain Classes of Securities Pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934

                        				 Boston Technology, Inc.
	             (Exact name of registrant as specified in its charter)

    	   Delaware                                         04-3073385
     	(State of incorporation                             (IRS Employer
	      or organization)                                    Identification No.)

             		     100 Quannapowitt Parkway, Wakefield, MA       01880
		                 (Address of principal executive offices)   (Zip Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following.
       	      ---

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1993 pursuant to General Instruction A.(c)(2), please check the following box.

       	      ---
Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                             Name of each exchange on which
to be so registered                             each class is to be registered
-------------------                             ------------------------------
Common Stock Purchase Rights                         New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

None

Item 1:  Description of Registrant's Securities to be Registered.

       	The description under the heading "Item 1. Description of the Securities to be Registered" in the Registrant's Form 8-A registering the Registrant's Common Stock Purchase Rights under Section 12(g) of the Securities Exchange Act of 1934, as amended, filed with the Commission on May 28, 1991, is hereby incorporated by reference.

       	On April 26, 1996, the Company appointed State Street Bank and Trust Company as Rights Agent, under the Rights Agreement, effective as of January 16, 1995.

Item 2:  Exhibits.

       	The following exhibits are filed herewith (or incorporated by reference as indicated below):

Rights Agreement, dated May 9, 1991, as amended, which includes as Exhibit A the Form of Rights Certificate and as Exhibit B the Summary of Rights to Purchase Common Stock. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until after the Distribution Date (as that term is defined in the Rights Agreement), incorporated by reference to the Registrant's Form 8-A registering the Registrant's Common Stock Purchase Rights under Section 12(g) of the Securities Exchange Act of 1934, as amended, filed with the Commission on May 28, 1991.

Assignment of Shareholder Rights Agreement, incorporated by reference to the Registrant's Form 10-K for the year ended January 31, 1996.


SIGNATURE


	Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                      										BOSTON TECHNOLOGY, INC.


                                       									By:/s/ Carol B. Langer
										                                         -------------------

									                                  	       Carol B. Langer
										                                         Senior Vice President of
										                                         Finance and Administration,
										                                         Chief Financial Officer,
										                                         Treasurer and Secretary.



Date:  January 9, 1997


Boston Technology, Inc.
100 Quannapowitt Parkway
Wakefield, MA  01880

                                          											January 9, 1997



BY ELECTRONIC SUBMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

	Re:  Boston Technology, Inc.
	     Registration Statement on Form 8-A - Common Stock Purchase Rights Request for Acceleration

Ladies and Gentlemen:

	The undersigned hereby requests that the Registration Statement on Form 8-A of Boston Technology, Inc. (the "Company"), relating to the Company's Common Stock Purchase Rights be declared effective upon notification by the New York Stock Exchange that the Company has been approved by the Exchange for listing and registration.


                                       									   Very truly yours,

                                       									   BOSTON TECHNOLOGY, INC.


                                                  	BY:  /s/ Carol B. Langer
                                          									     -------------------

	                                           								    Carol B. Langer
									                                               Senior Vice President
									                                               of Finance and
									                                               Administration,
									                                               Chief Financial Officer,
                                          									     Treasurer and Secretary.




Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109




                                         										    January 9, 1997

BY ELECTRONIC SUBMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

	Re: Boston Technology, Inc.
	    Registration Statement on Form 8-A - Common Stock Purchase Rights

Ladies and Gentlemen:

	Submitted herewith by direct transmission to the Commission's EDGAR System is a Registration Statement on Form 8-A (the "Form 8-A Registration Statement") filed on behalf of Boston Technology, Inc. (the "Company"). This filing relates to the registration of the Company's Common Stock Purchase Rights under Section 12(b) of the Securities Exchange Act of 1934. Also enclosed is the Company's acceleration request requesting that the Form 8-A Registration Statement be declared effective upon notification by the New York Stock Exchange that the Company has been approved by the Exchange for listing and registration.

	Please contact the undersigned at 617-526-6000 with any questions or comments you may have regarding this filing.

                                           											Very truly yours,

                                           											/s/ Jason C. Gish
										                                           	-----------------
										                                           	Jason C. Gish

Enclosure